UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2019

Giga-tronics Incorporated

(Exact Name of Registrant as Specified in Charter)

California	0-12719	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5990 Gleason Drive, Dublin, CA		94568
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (925) 328-4650

                                           N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GIGA	OTCMarket

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2019, Giga-tronics Incorporated (the “Giga-tronics” or the “Company”) promoted Daniel S. Kirby to the position of Vice President of Business Development. Mr. Kirby was formerly the Company’s Director of Business Development and fills the position previously held by Timothy Ursprung, who resigned on November 15, 2019 to pursue other opportunities.

Prior to rejoining Giga-tronics in May 2018, Mr. Kirby, age 56, served as the Company’s Director of Business Development from 2013 until 2017. During 2017 and through May 2018, Mr. Kirby owned and operated a consultant firm and provided technical services and account management for Giga-tronics supporting its on-going government business.

Mr. Kirby served 21 years in the US Air Force, in the Electronic Warfare career field, retiring as the Chief of Advanced Systems - Integration and Test for the Big Safari Program Office, Det 4. After retiring from the Air Force, Mr. Kirby was the Western Regional Manager at Aeroflex providing specialized test solutions for the Military, Aerospace and Commercial market for eight years. In 2011, Mr. Kirby transitioned to the Tektronix Mil-Aero Key Account Management team providing advanced test capabilities for Raytheon, Northrop Grumman, Aerospace Corporation and Lockheed Martin prior to joining Giga-tronics in 2013 as the Director of Business Development.

Item 8.01 Other Events.

On November 19, 2019, the Company issued a press release announcing Mr. Kirby’s promotion and Mr. Ursprung’s resignation. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits:

Exhibit No.           Description

99.1         Press Release dated November 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2019	GIGA-TRONICS INCORPORATED

By: /s/ Lutz P. Henckels Chief Financial Officer (Principal Financial Officer)